VESSELS	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
VESSELS
VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2013	305,581	(42,834)	262,747
Purchase of vessels	24,085	—
Value of share consideration paid in connection with purchase of vessel	38,874	—
Transfer from newbuildings	546,520	—
Depreciation	—	(19,561)
Balance at December 31, 2014	915,060	(62,395)	852,665
Additions	24	—
Disposals	(382,855)	3,391
Transfer from newbuildings	574,523	—
Acquired as a result of the Merger	632,997	—
Impairment loss	(199,190)	58,228
Depreciation	—	(51,578)
Balance at December 31, 2015	1,540,559	(52,354)	1,488,205
Transfer from newbuildings	425,393	—
Additions	194	—
Disposals	(92,351)	—
Depreciation	—	(62,502)
Balance at December 31, 2016	1,873,795	(114,856)	1,758,939

At December 31, 2016, we owned two Newcastlemaxes, twenty Capesizes, eight Kamsarmaxes, ten Ice-class Panamaxes and six Supramaxes (At December 31, 2015: seventeen Capesizes, eight Kamsarmaxes, ten Ice-class Panamaxes and five Supramaxes).

In April 2014, one of our subsidiaries acquired a 2013-built Capesize dry bulk carrier, Bulk China (renamed KSL China), from Karpasia. The consideration consisted of the issuance of 620,000 shares, which were recorded at a price of $62.70 per share or $38.9 million in aggregate, and a cash payment of $24.0 million.

We took delivery in the second quarter of 2014 of three of the five Capesize newbuildings purchased from Frontline 2012 in April 2014. KSL Seattle and KSL Singapore were delivered in May 2014 and KSL Sapporo was delivered in June 2014. During the third quarter of 2014, the remaining two Capesize newbuildings were delivered. KSL Sydney was delivered in July 2014 and KSL Salvador was delivered in September 2014.

In April 2014, we agreed to acquire 25 SPCs, each owning a dry bulk newbuilding, from Frontline 2012. Thirteen of these SPC's were acquired in September 2014 and three of the newbuildings were subsequently delivered to us in 2014. KSL Santiago was delivered in September 2014 and KSL San Francisco and KSL Santos were delivered in October 2014.

We acquired 29 vessels as a result of the Merger with a fair value of $633.0 million.

We took delivery of five Capesize dry bulk newbuildings in the first quarter of 2015 (KSL Sakura, KSL Seville, KSL Seoul, KSL Stockholm and Golden Kathrine), all of which were purchased from Frontline 2012.

We took delivery of one Capesize dry bulk newbuilding in the second quarter of 2015, Golden Aso, which was purchased from Frontline 2012 and one Supramax newbuilding dry bulk, Golden Taurus, which was acquired as a result of the Merger.

In April 2015, we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels. Five of these vessels (KSL China, Battersea, Belgravia, Golden Future and Golden Zhejiang) were owned by us prior to the completion of the Merger and three vessels (Golden Zhoushan, Golden Beijing and Golden Magnum) were acquired as a result of the Merger. These vessels were sold en-bloc for an aggregate price of $272.0 million or $34.0 million per vessel and we recognized an impairment loss of $141.0 million in respect of the five vessels owned by us prior to the Merger. The vessels were delivered in the third quarter of 2015. We have a purchase option of $112.0 million en-bloc after 10 years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years. The transaction is accounted for as a sale and leaseback transaction. A gain of $3.6 million has been deferred and is being amortized over the remaining period of the charter.

In April 2015, we agreed to the sale of two vessels, Channel Alliance and Channel Navigator, which were acquired as a result of the Merger, to an unrelated third party. The vessels were sold for cash proceeds of $16.8 million, of which $14.3 million was used to repay debt.

We took delivery of two vessels in the third quarter of 2015, the Golden Finsbury, a Capesize dry bulk newbuilding and Front Atlantic, a Capesize dry bulk newbuilding. The Front Atlantic was simultaneously sold and we recognized a loss of $2.2 million.

We took delivery of Front Baltic, a Capesize dry bulk newbuilding, in the fourth quarter of 2015. This vessel was simultaneously sold and we recognized a gain of $0.1 million.

In January 2016, we took delivery of Golden Barnet, Golden Bexley, both Capesize dry bulk newbuildings and Golden Scape and Golden Swift, both Newcastlemax dry bulk newbuildings. All of these newbuildings were purchased from Frontline 2012. The total construction cost transferred from newbuildings amounts to $254.1 million.

In February 2016, we took delivery of Front Caribbean, a Capesize dry bulk newbuilding. The total construction cost transferred from newbuldings amounts to $46.1 million. The vessel was sold upon delivery for sales proceeds of $46.2 million and we recognized a gain of $68.0 thousand.

In May 2016, we took delivery of Golden Fulham, a Capesize dry bulk newbuilding which was purchased from Frontline 2012. The total construction cost transferred from newbuldings amounts to $52.9 million.

In August 2016, we took delivery of Golden Leo, a Supramax dry bulk newbuilding which was acquired as a result of the Merger. The total construction cost transferred from newbuldings amounts to $26.0 million.

In October 2016, we took delivery of Front Mediterranean, a Capesize dry bulk newbuilding. The total construction cost transferred from newbuldings amounts to $46.2 million. The vessel was sold upon delivery for sales proceeds of $46.3 million and we recognized a gain of $13.0 thousand.

Total depreciation expense was $62.5 million $51.6 million and $19.6 million in 2016, 2015 and 2014, respectively.